EXHIBIT 32.1

THE AMERICAN ENERGY GROUP, LTD.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 1 to the Quarterly Report on Form 10-QSB of The American Energy Group, Ltd. (the “Company”) for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I R. Pierce Onthank, President and chief executive and chief financial and accounting officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: October 10, 2006

	By:	/S/ R. Pierce Onthank
R. Pierce Onthank President, Chief Executive Officer and Principal Financial Officer